UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 650, LA JOLLA, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

MediciNova, Inc. (the “Company”) previously entered into an At-the-Market Issuance Sales Agreement with MLV & Co. LLC (“MLV”) on May 22, 2015 (the “Original Sales Agreement”) and filed a prospectus supplement registering $30,000,000 of the Company’s common stock for sale pursuant to the Original Sales Agreement. On September 16, 2016, the Company entered into an amendment No. 1 to the Original Sales Agreement (the “Amendment”, together with the Original Sales Agreement, the “Sales Agreement), to also include FBR Capital Markets & Co. (“FBR”) as a sales agent. The Original Sales Agreement provided that sales under the Original Sales Agreement would be effected under an outstanding Form S-3 registration statement (File No. 333-185022), which expired by its terms on December 3, 2015. The Amendment also amends the Original Sales Agreement to provide that sales under the Sales Agreement will be effected under an outstanding Form S-3 shelf registration statement (File No. 333-208274) (the “Current Shelf Registration Statement”) that does not expire until August 29, 2019.

The Company filed a prospectus supplement on September 16, 2016 to move the remaining $29,967,000 of the shares of common stock that can be sold pursuant to the Sales Agreement to the Current Shelf Registration Statement. The shares of common stock included in the prospectus supplement filed on September 16, 2016 represent the remaining shares previously registered for sale under the Sales Agreement, and the Company is not registering any additional shares for sale pursuant to the Sales Agreement.

A description of the terms and conditions of the Original Sales Agreement is set forth in the Company’s Current Report on Form 8-K filed with the Commission on May 22, 2015 and is incorporated herein by reference. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the legality of the shares of common stock that may be issued pursuant to the Sales Agreement and the prospectus supplement is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

10.1	Amendment No. 1 to At-the-Market Issuance Sales Agreement, dated September 16, 2016, by and among MediciNova, Inc., MLV & Co. LLC and FBR Capital Markets & Co.

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
Chief Executive Officer

Date: September 16, 2016

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